Exhibit 99.1

The table below reflects the retrospective change in the Company’s accounting policy for reporting certain expenses for all periods presented.

Unaudited Schedule of Operating Data

(Amounts in thousands, except for per share and margin data)

	Three Months Ended Mar. 31, 2017				Three Months Ended Jun. 30, 2017				Three Months Ended Sep. 30, 2017				Three Months Ended Dec. 31, 2017
	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted
Total Revenues	$286,564	—	—	$286,564	$286,657	—	—	$286,657	$289,447	—	—	$289,447	$294,476	—	—	$294,476
Operating Expenses
Underwriting and distribution	149,863	(149,863)	—	—	150,693	(150,693)	—	—	141,830	(141,830)	—	—	151,038	(151,038)	—	—
Distribution	—	108,437	—	108,437	—	109,060	—	109,060	—	106,878	—	106,878	—	107,889	—	107,889
Compensation and benefits	48,570	17,582	883	67,035	46,449	17,907	976	65,332	31,076	12,503	26,057	69,636	55,281	20,513	(6,521)	69,273
General and administrative	25,724	(3,529)	—	22,195	28,153	(4,866)	—	23,287	27,832	(4,432)	—	23,400	23,811	(3,742)	—	20,069
Technology	—	16,977	—	16,977	—	17,780	—	17,780	—	16,039	—	16,039	—	15,282	—	15,282
Occupancy	—	7,785	—	7,785	—	7,548	—	7,548	—	7,645	—	7,645	—	7,743	—	7,743
Marketing and advertising	—	2,611	—	2,611	—	3,264	—	3,264	—	3,197	—	3,197	—	3,353	—	3,353
Depreciation	5,221	—	—	5,221	5,175	—	—	5,175	5,230	—	—	5,230	5,357	—	—	5,357
Subadvisory fees	2,697	—	—	2,697	3,194	—	—	3,194	3,566	—	—	3,566	3,717	—	—	3,717
Intangible asset impairment	600	—	—	600	900	—	—	900	—	—	—	—	—	—	—	—
Total Operating Expenses	$232,675	—	883	233,558	$234,564	—	976	235,540	$209,534	—	26,057	235,591	$239,204	—	(6,521)	232,683
Operating Income	53,889	—	(883)	53,006	52,093	—	(976)	51,117	79,913	—	(26,057)	53,856	55,272	—	6,521	61,793
Investment and other income (loss)	2,129	—	883	3,012	2,021	—	976	2,997	7,236	—	26,057	33,293	4,303	—	(6,521)	(2,218)
Interest expense	(2,786)	—	—	(2,786)	(2,788)	—	—	(2,788)	(2,796)	—	—	(2,796)	(2,909)	—	—	(2,909)
Income before provision for income taxes	53,232	—	—	53,232	51,326	—	—	51,326	84,353	—	—	84,353	56,666	—	—	56,666
Provision for income taxes	18,881	—	—	18,881	26,608	—	—	26,608	29,499	—	—	29,499	26,380	—	—	26,380
Net income	$34,351	—	—	$34,351	$24,718	—	—	$24,718	$54,854	—	—	$54,854	$30,286	—	—	$30,286
Net income attributable to redeemable noncontrolling interests	480	—	—	480	656	—	—	656	1,272	—	—	1,272	522	—	—	522
Net income attributable to Waddell & Reed Financial, Inc.	$33,871	—	—	$33,871	$24,062	—	—	$24,062	$53,582	—	—	$53,582	$29,764	—	—	$29,764
Net income per share attributable to Waddell & Reed Financial, Inc. common shareholders, basic and diluted	$0.40			$0.40	$0.29			$0.29	$0.64			$0.64	$0.36			$0.36
Weighted average shares outstanding, basic and diluted	84,077			84,077	83,611			83,611	83,476			83,476	83,137			83,137
Operating margin	18.8%			18.5%	18.2%			17.8%	27.6%			18.6%	18.8%			21.0%

Distribution Expense
Broker-Dealer	—	74,529	—	74,529	—	76,062	—	76,062	—	75,100	—	75,100	—	76,494	—	76,494
Unaffiliated	—	33,908	—	33,908	—	32,998	—	32,998	—	31,778	—	31,778	—	31,395	—	31,395
Total	—	$108,437	—	$108,437	—	$109,060	—	$109,060	—	$106,878	—	$106,878	—	$107,889	—	$107,889

Unaudited Schedule of Operating Data

(Amounts in thousands, except for per share and margin data)

	Six Months Ended Jun. 30, 2017				Nine Months Ended Sep. 30, 2017				Year Ended Dec. 31, 2017
	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted
Total Revenues	$573,221	—	—	$573,221	$862,668	—	—	$862,668	$1,157,144	—	—	$1,157,144
Operating Expenses
Underwriting and distribution	300,556	(300,556)	—	—	442,386	(442,386)	—	—	593,424	(593,424)	—	—
Distribution	—	217,497	—	217,497	—	324,375	—	324,375	—	432,264	—	432,264
Compensation and benefits	95,019	35,489	1,859	132,367	126,095	47,992	27,916	202,003	181,376	68,505	21,395	271,276
General and administrative	53,877	(8,395)	—	45,482	81,709	(12,827)	—	68,882	105,520	(16,569)	—	88,951
Technology	—	34,757	—	34,757	—	50,796	—	50,796	—	66,078	—	66,078
Occupancy	—	15,333	—	15,333	—	22,978	—	22,978	—	30,721	—	30,721
Marketing and advertising	—	5,875	—	5,875	—	9,072	—	9,072	—	12,425	—	12,425
Depreciation	10,396	—	—	10,396	15,626	—	—	15,626	20,983	—	—	20,983
Subadvisory fees	5,891	—	—	5,891	9,457	—	—	9,457	13,174	—	—	13,174
Intangible asset impairment	1,500	—	—	1,500	1,500	—	—	1,500	1,500	—	—	1,500
Total Operating Expenses	$467,239	—	1,859	$469,098	$676,773	—	27,916	$704,689	$915,977	—	21,395	$937,372
Operating Income	105,982	—	(1,859)	104,123	185,895	—	(27,916)	157,979	241,167	—	(21,395)	219,772
Investment and other income (loss)	4,150	—	1,859	6,009	11,386	—	27,916	39,302	15,689	—	21,395	37,084
Interest expense	(5,574)	—	—	(5,574)	(8,370)	—	—	(8,370)	(11,279)	—	—	(11,279)
Income before provision for income taxes	104,558	—	—	104,558	188,911	—	—	188,911	245,577	—	—	245,577
Provision for income taxes	45,489	—	—	45,489	74,988	—	—	74,988	101,368	—	—	101,368
Net income	$59,069	—	—	$59,069	$113,923	—	—	$113,923	$144,209	—	—	$144,209
Net income attributable to redeemable noncontrolling interests	1,136	—	—	1,136	2,408	—	—	2,408	2,930	—	—	2,930
Net income attributable to Waddell & Reed Financial, Inc.	$57,933	—	—	$57,933	$111,515	—	—	$111,515	$141,279	—	—	$141,279
Net income per share attributable to Waddell & Reed Financial, Inc. common shareholders, basic and diluted	$0.69			$0.69	$1.33			$1.33	$1.69			$1.69
Weighted average shares outstanding, basic and diluted	83,843			83,843	83,719			83,719	83,573			83,573
Operating margin	18.5%			18.2%	21.5%			18.3%	20.8%			19.0%

Distribution Expense
Broker-Dealer	—	150,591	—	150,591	—	225,691	—	225,691	—	302,185	—	302,185
Unaffiliated	—	66,906	—	66,906	—	98,684	—	98,684	—	130,079	—	130,079
Total	—	$217,497	—	$217,497	—	$324,375	—	$324,375	—	$432,264	—	$432,264

The table below reflects the retrospective change in the Company’s accounting policy for reporting certain expenses for all periods presented.

Unaudited Schedule of Operating Data

(Amounts in thousands, except for per share and margin data)

	Three Months Ended Mar. 31, 2016				Three Months Ended Jun. 30, 2016				Three Months Ended Sep. 30, 2016				Three Months Ended Dec. 31, 2016
	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted
Total Revenues	$323,816	—	—	$323,816	$319,208	—	—	$319,208	$303,086	—	—	$303,086	$292,913	—	—	$292,913
Operating Expenses
Underwriting and distribution	173,197	(173,197)	—	—	180,669	(180,669)	—	—	152,392	(152,392)	—	—	158,390	(158,390)	—	—
Distribution	—	129,624	—	129,624	—	132,825	—	132,825	—	111,633	—	111,633	—	111,899	—	111,899
Compensation and benefits	51,848	17,569	1,154	70,571	57,351	23,563	1,093	82,007	39,173	14,543	1,124	54,840	52,450	18,637	(10,667)	60,420
General and administrative	19,152	1,030	—	20,182	19,276	(1,396)	—	17,880	23,280	(1,847)	—	21,433	22,287	(963)	—	21,324
Technology	—	14,444	—	14,444	—	14,569	—	14,569	—	16,988	—	16,988	—	17,044	—	17,044
Occupancy	—	7,842	—	7,842	—	7,808	—	7,808	—	7,899	—	7,899	—	7,857	—	7,857
Marketing and advertising	—	2,688	—	2,688	—	3,300	—	3,300	—	3,176	—	3,176	—	3,916	—	3,916
Depreciation	4,362	—	—	4,362	4,260	—	—	4,260	4,541	—	—	4,541	5,196	—	—	5,196
Subadvisory fees	2,093	—	—	2,093	2,325	—	—	2,325	2,566	—	—	2,566	2,588	—	—	2,588
Intangible asset impairment	—	—	—	—	—	—	—	—	5,700	—	—	5,700	4,049	—	—	4,049
Total Operating Expenses	$250,652	—	1,154	$251,806	$263,881	—	1,093	$264,974	$227,652	—	1,124	$228,776	$244,960	—	(10,667)	$234,293
Operating Income	73,164	—	(1,154)	72,010	55,327	—	(1,093)	54,234	75,434	—	(1,124)	74,310	47,953	—	10,667	58,620
Investment and other income (loss)	(10,218)	—	1,154	(9,064)	687	—	1,093	1,780	7,878	—	1,124	9,002	890	—	(10,667)	(9,777)
Interest expense	(2,768)	—	—	(2,768)	(2,776)	—	—	(2,776)	(2,792)	—	—	(2,792)	(2,786)	—	—	(2,786)
Income before provision for income taxes	60,178	—	—	60,178	53,238	—	—	53,238	80,520	—	—	80,520	46,057	—	—	46,057
Provision for income taxes	21,610	—	—	21,610	18,682	—	—	18,682	24,634	—	—	24,634	16,958	—	—	16,958
Net income	$38,568	—	—	$38,568	$34,556	—	—	$34,556	$55,886	—	—	$55,886	$29,099	—	—	$29,099
Net income attributable to redeemable noncontrolling interests	501	—	—	501	(124)	—	—	(124)	978	—	—	978	59	—	—	59
Net income attributable to Waddell & Reed Financial, Inc.	$38,067	—	—	$38,067	$34,680	—	—	$34,680	$54,908	—	—	$54,908	$29,040	—	—	$29,040
Net income per share attributable to Waddell & Reed Financial, Inc. common shareholders, basic and diluted	$0.46			$0.46	$0.42			$0.42	$0.66			$0.66	$0.35			$0.35
Weighted average shares outstanding, basic and diluted	82,104			82,104	82,947			82,947	82,834			82,834	82,783			82,783
Operating margin	22.6%			22.2%	17.3%			17.0%	24.9%			24.5%	16.4%			20.0%

Distribution Expense
Broker-Dealer	—	82,776	—	82,776	—	90,374	—	90,374	—	72,146	—	72,146	—	76,043	—	76,043
Unaffiliated	—	46,848	—	46,848	—	42,451	—	42,451	—	39,487	—	39,487	—	35,856	—	35,856
Total	—	$129,624	—	$129,624	—	$132,825	—	$132,825	—	$111,633	—	$111,633	—	$111,899	—	$111,899

Unaudited Schedule of Operating Data

(Amounts in thousands, except for per share and margin data)

	Six Months Ended Jun. 30, 2016				Nine Months Ended Sep. 30, 2016				Year Ended Dec. 31, 2016
	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted	Previously Reported (1)	Expense Reclassification	ASU 2017-07	Adjusted
Total Revenues	$643,024	—	—	$643,024	$946,110	—	—	$946,110	$1,239,023	—	—	$1,239,023
Operating Expenses
Underwriting and distribution	353,866	(353,866)	—	—	506,258	(506,258)	—	—	664,648	(664,648)	—	—
Distribution	—	262,449	—	262,449	—	374,082	—	374,082	—	485,981	—	485,981
Compensation and benefits	109,199	41,132	2,247	152,578	148,372	55,675	3,371	207,418	200,822	74,312	(7,296)	267,838
General and administrative	38,428	(366)	—	38,062	61,708	(2,213)	—	59,495	83,995	(3,176)	—	80,819
Technology	—	29,013	—	29,013	—	46,001	—	46,001	—	63,045	—	63,045
Occupancy	—	15,650	—	15,650	—	23,549	—	23,549	—	31,406	—	31,406
Marketing and advertising	—	5,988	—	5,988	—	9,164	—	9,164	—	13,080	—	13,080
Depreciation	8,622	—	—	8,622	13,163	—	—	13,163	18,359	—	—	18,359
Subadvisory fees	4,418	—	—	4,418	6,984	—	—	6,984	9,572	—	—	9,572
Intangible asset impairment	—	—	—	—	5,700	—	—	5,700	9,749	—	—	9,749
Total Operating Expenses	$514,533	—	2,247	$516,780	$742,185	—	3,371	$745,556	$987,145	—	(7,296)	$979,849
Operating Income	128,491	—	(2,247)	126,244	203,925	—	(3,371)	200,554	251,878	—	7,296	259,174
Investment and other income (loss)	(9,531)	—	2,247	(7,284)	(1,653)	—	3,371	1,718	(763)	—	(7,296)	(8,059)
Interest expense	(5,544)	—	—	(5,544)	(8,336)	—	—	(8,336)	(11,122)	—	—	(11,122)
Income before provision for income taxes	113,416	—	—	113,416	193,936	—	—	193,936	239,993	—	—	239,993
Provision for income taxes	40,292	—	—	40,292	64,926	—	—	64,926	81,884	—	—	81,884
Net income	$73,124	—	—	$73,124	$129,010	—	—	$129,010	$158,109	—	—	$158,109
Net income attributable to redeemable noncontrolling interests	377	—	—	377	1,355	—	—	1,355	1,414	—	—	1,414
Net income attributable to Waddell & Reed Financial, Inc.	$72,747	—	—	$72,747	$127,655	—	—	$127,655	$156,695	—	—	$156,695
Net income per share attributable to Waddell & Reed Financial, Inc. common shareholders, basic and diluted	$0.88			$0.88	$1.54			$1.54	$1.90			$1.90
Weighted average shares outstanding, basic and diluted	82,526			82,526	82,629			82,629	82,668			82,668
Operating margin	20.0%			19.6%	21.6%			21.2%	20.3%			20.9%

Distribution Expense
Broker-Dealer	—	173,150	—	173,150	—	245,296	—	245,296	—	321,339	—	321,339
Unaffiliated	—	89,299	—	89,299	—	128,786	—	128,786	—	164,642	—	164,642
Total	—	$262,449	—	$262,449	—	$374,082	—	$374,082	—	$485,981	—	$485,981

(1)         As disclosed in the Form 10-K filed February 23, 2018, during the fourth quarter of 2017 the Company retrospectively changed its method of accounting for net periodic pension costs and elected to immediately recognize all actuarial gains and losses in net periodic pension cost in the year in which the gains and losses occur. The prior period quarters have been adjusted for this retrospective change.